UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2008

Bluepoint Linux Software Corp. (Exact name of registrant as specified in its chapter)

Indiana (State or other jurisdiction of incorporation)	0-25797 (Commission File Number)	35-2070348 (IRS Employer Identification No.)

Launch Industrial Park, North Wuhe Avenue, Banxuegang Industrial Park, Longgang Dist., Shenzhen 518000 People’s Republic of China (Address of principal executive offices)

Registrant's telephone number, including area code (011) (86) 755-84528196

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     Resignation of independent registered public accounting firm

After conducting its audit client re-acceptance procedures, Mazars CPA Limited (the “Former Auditors”) resigned as the independent auditors of Bluepoint Linux Software Corp. (the “Company”), effective December 15, 2008, because the Company continues to be a shell company.  The Former Auditors had been the Company’s auditor since December 3, 2007.

The Company’s Board of Directors (the “Board”) approved the resignation of the Former Auditors on December 17, 2008.

The Former Auditors were engaged to prepare an audit report for the Company for the 2007 and 2006 fiscal years.  The Former Auditors’ audit report on the Company’s consolidated financial statements for the 2007 and 2006 fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors’ report on the Company’s consolidated financial statements for the 2007 and 2006 fiscal years included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s 2007 and 2006 fiscal years and continuing through the period ending December 15, 2008, the date on which the Former Auditors resigned, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated December 17, 2008, is filed as Exhibit 16.1 hereto.

(b)     Engagement of new independent accounting firm

The Board has appointed Child, Van Wagoner & Bradshaw, PLLC as the Company’s new independent auditors (the “New Auditors”), effective December 18, 2008.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to December 22, 2008, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1	Letter on change in certifying accountant from Mazars CPA Limited dated December 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2008	BLUEPOINT LINUX SOFTWARE CORP.

By: /s/ Xin Liu
Xin Liu,
President